                                 SCHEDULE 14A
                                (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __________)

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement           [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only
[ ]  Definitive Additional Materials          (as permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             WVS Financial Corp.
- -------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

- -------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): (previously paid by wire transfer)

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2), or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: --------------------------------------

     (2)  Aggregate number of securities to which transactions applies:
          ---------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          -----------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction: -------------------

     (5)  Total fee paid: ----------------------------------------------------

     Fee paid previously with preliminary materials.

- ------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid: -------------------------------------------

     (2)  Form, schedule or registration statement no.: ---------------------

     (3)  Filing party: -----------------------------------------------------

     (4)  Date filed: -------------------------------------------------------

September 27, 1996

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of WVS Financial Corp. The meeting will be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 29, 1996 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

    It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

    Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.

                             Sincerely,

                             James S. McKain, Jr.
                             Chairman of the Board

                             Robert C. Sinewe
                             President and Chief Executive Officer

                              WVS FINANCIAL CORP.
                              9001 PERRY HIGHWAY
PITTSBURGH, PENNSYLVANIA  15237
                                 (412) 364-1911

                                    -------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON OCTOBER 29, 1996

                                    -------

    NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders ("Annual Meeting") of WVS Financial Corp. (the "Company") will be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 29, 1996 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

    (1) To elect two (2) directors for a four-year term or until their successors are elected and qualified.

    (2) To ratify the appointment by the Board of Directors of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 1997; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

    The Board of Directors has fixed September 13, 1996 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                      By Order of the Board of Directors

                                      Margaret VonDerau
                                      Senior Vice President and Secretary
Pittsburgh, Pennsylvania

September 27, 1996

- ------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU
PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED
BY YOU IN  WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
- ------------------------------------------------------------------------------

                              WVS FINANCIAL CORP.

                                 -------------

                                PROXY STATEMENT
                                 -------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 29, 1996

    This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of WVS Financial Corp. (the "Company"), which acquired all of the stock of West View Savings Bank (the "Savings Bank") issued in connection with the Savings Bank's conversion from mutual to stock form in November 1993 (the "Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 29, 1996 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 27, 1996.

    The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Margaret VonDerau, Senior Vice President and Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                    VOTING

    Only stockholders of record of the Company at the close of business on September 13, 1996 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 1,736,960 shares of Common Stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the proposal to ratify the independent auditors for fiscal 1997. Abstentions are considered in determining the presence of a quorum and will not effect the plurality vote required for the election of directors but will have the effect of a vote against the proposal to ratify the independent auditors. Under rules of the New York Stock Exchange, the proposals to be considered at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the Annual Meeting.

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
            DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

    The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually.
 Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

    No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and all nominees currently serve as directors of the Company.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

    The two persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company.

    The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.

           NOMINEES FOR DIRECTOR FOR FOUR-YEAR TERM EXPIRING IN 2000


                                    Principal Occupation During       Director
Name               Age(1)           the Past Five Years                Since
- ---------------    ------           ---------------------------       --------


Donald E. Hook      67              Director; Chairman of the           1986
                                    Directors of Pittsburgh Cut
                                    Flower Co., located in
                                    Pittsburgh, Pennsylvania.

Robert C. Sinewe    54              Director; President and             1984
                                    Chief Executive Officer
                                    of the Company since July 1993
                                    and of the Savings Bank
                                    since 1984.


   THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

      DIRECTORS WHOSE TERMS EXPIRE IN 1997


                                    Principal Occupation During       Director
Name                 Age(1)         the Past Five Years                 Since
- ---------------      ------         ---------------------------       --------


James S. McKain, Jr.    71          Chairman of the Board;              1960
                                    Board of Directors of the
                                    Chairman of the Savings Bank
                                    since 1984; retired, former
                                    Chairman and President
                                    of Barden McKain Ford, Inc.
                                    and Jim McKain Car and Truck
                                    Leasing, Inc., located
                                    in Wexford, Pennsylvania.

James H. Ritchie          71        Director; retired since 1983,       1977
                                    owner of Ingomar Pharmacy,
                                    formerly located in Ingomar,
                                    Pennsylvania.


         DIRECTORS WHOSE TERMS EXPIRE IN 1998


                                    Principal Occupation During       Director
Name                 Age(1)         the Past Five Years                Since
- ---------------      ------         ---------------------------       --------


David L. Aeberli          59        Director; Director, President       1985
                                    of McDonald-Aeberli Funeral
                                    Home, Inc., located in Mars,
                                    Pennsylvania.

John M. Seifarth          67        Director; Retired, former           1991
                                    Manager of the Moon Township
                                    General Municipal Authority,
                                    a water and sewer utility
                                    serving Moon Township,
                                    Pennsylvania until October 1995.
                                    Also serves as a Senior
                                    Engineer - Consultant to
                                    Nicholas & Slagle Engineering,
                                    Inc.

Margaret VonDerau         52        Director; Senior Vice President     1993
                                    and Corporate Secretary of the
                                    Company since July 1993 and of
                                    the Savings Bank since 1990;
                                    prior thereto served as
                                    Vice President and Corporate
                                    Secretary of the Savings Bank.


         DIRECTORS WHOSE TERMS EXPIRE IN 1999


                                    Principal Occupation During     Director
Name                 Age(1)         the Past Five Years               Since
- ---------------      ------          ---------------------------     --------


Arthur H. Brandt        56          Director; Director,                1987
                                    President and Chief Executive
                                    Officer of Brandt Paving, Inc.
                                    and Brandt Excavating, Inc.
                                    located in Cranberry Township,
                                    Pennsylvania.

William J. Hoegel       58          Director; Sole Proprietor           1984
                                    of William J. Hoegel &
                                    Associates, a manufacturer's
                                    representative, since October 1989;
                                    previously served as Executive Vice
                                    President of Power Piping Co.,
                                    located in Pittsburgh, Pennsylvania.


- -------------------
(1)   As of June 30, 1996.


STOCKHOLDER NOMINATIONS

    Article 7.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and would be required to be filed on
Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice
(i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

COMMITTEES AND MEETINGS OF THE BOARD OF THE SAVINGS BANK AND COMPANY

    Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of ten regular and special meetings during the fiscal year ended June 30, 1996. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended June 30, 1996, and the total number of meetings held by all committees on which he served during such year.

    The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company.
 The Board, acting as the Nominating Committee, met one time during the fiscal year ended June 30, 1996.

    The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the Directors. During the fiscal year ended June 30, 1996, the Board of Directors met 15 times. The Board of Directors of the Savings Bank has established the following committees:

    AUDIT COMMITTEE. The Audit Committee consists of Messrs. Aeberli (Chairman), Seifarth and Brandt, all of whom are outside directors. The Audit Committee meets with the Company's internal auditor, engages the Company's external auditors and reviews their reports. The Audit Committee meets quarterly and met six times during fiscal 1996.

    LOAN COMMITTEE. The Loan Committee consists of Messrs. Ritchie (Chairman), Hook and Aeberli, and from management, Messrs. Sinewe, Wielgus and Eichner and Ms. Sokolowski. The Loan Committee, which approves all loans originated by the Savings Bank, meets weekly and met 48 times during fiscal 1996.

    INVESTMENT COMMITTEE. The Investment Committee consists of Messrs. Ritchie (Chairman), Hook and Aeberli, and from management, Messrs. Sinewe and Bursic. The Investment Committee, which approves all securities purchased by the Company and the Savings Bank, meets quarterly and met four times during fiscal 1996.

    In addition to the committees described above, the Savings Bank has also established other committees which consist of members of the Board and which meet as required. These committees include: Nominating Committee, Personnel Committee, Budget Committee, Supervisory Examination Committee, Profit Sharing Committee, Classification of Asset Review Committee, Deferred Compensation Committee, Business Plan Committee and Community Reinvestment Committee.

    The Company has also established Audit, Investment and Budget Committees consisting of the same individuals who serve on the respective Savings Bank committee as well as a Compensation and Benefits Plan Committee.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    Set forth below is information with respect to the principal occupations during the last five years for the executive officers of the Company and the Savings Bank who do not serve as directors.

    DAVID J. BURSIC. Age 34. Mr. Bursic has been Vice President of the Company since October 1995 as well as Treasurer and Chief Financial Officer of the Company since July 1993 and Vice President, Treasurer and Chief Financial Officer of the Savings Bank since January 1992. Mr. Bursic served as Controller of the Savings Bank from January 1987 to December 1989 and as Controller and Chief Financial Officer from January 1990 to December 1991. Mr. Bursic joined the Savings Bank in 1985.

    EDWARD M. WIELGUS. Age 45. Mr. Wielgus has been a Vice President of the Company since October 1995 as well as a Vice President and Chief Lending Officer of the Savings Bank since April 1990. Prior thereto, Mr. Wielgus was a Senior Vice President and Chief Lending Officer at Spring Hill Savings Bank, Pittsburgh, Pennsylvania, from August 1988 to April 1990 and an Assistant Vice President and Consumer Credit Manager at Equibank, Pittsburgh, Pennsylvania from June 1986 to August 1988.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, and (iii) all directors and executive officers of the Company and the Savings Bank as a group.



                                    Amount and Nature
  Name of Beneficial                  of Beneficial
  Owner or Number of                 Ownership as of                Percent of
   Persons in Group              September 13, 1996(1)(2)         Common Stock
 --------------------            -----------------------          -------------


Robert W. Beilstein, Esq.,              100,703(3)                    5.8%
 Trustee
Goehring, Rutter & Boehm
Frick Building, 14th Floor
Pittsburgh, Pennsylvania
 15219

Directors: James S. McKain, Jr.         33,986(4)(5)                   2.0
David L. Aeberli                        30,356(5)(6)                   1.7
Arthur H. Brandt                        31,835(7)(8)                   1.8
William J. Hoegel                       12,706(5)                      0.7
Donald E. Hook                          25,516(5)(9)                   1.5
James H. Ritchie                        33,836(5)(10)                  1.9
John M. Seifarth                        15,804(7)(11)                  0.9
Robert C. Sinewe                        82,217(12)                     4.7
Margaret VonDerau                       49,003(13)                     2.8

All directors and                       373,802(14)                    20.6
 executive officers as a
 group (11 persons)


- ----------------

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                       7


(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) Robert W. Beilstein, Esq. is the trustee of the trusts (the "Trustee") created pursuant to employee benefit plans of the Company and the Savings Bank which hold Common Stock on behalf of employee participants of such plans. The indicated holdings include 64,400 shares held under the WVS Financial Corp. Employee Stock Ownership Plan and Trust ("ESOP") which have not been allocated to the accounts of participating employees and will be voted at the Annual Meeting by the Trustee pursuant to the terms of the ESOP and which may be deemed to be beneficially owned by the Trustee. Also includes 15,904 shares held in the ESOP which have been allocated to participating employees and will be voted at the direction of the participant, for which the Trustee disclaims beneficial ownership. Also includes 20,399 shares of Common Stock held pursuant to the Company's Deferred Compensation Program, which are voted by the Trustee pursuant to the Program and which may be deemed to be beneficially owned by the Trustee. The indicated holdings do not include 93,311 shares of Common Stock held pursuant to the Company's Recognition and Retention Plans and Trusts, of which 45,361 shares have been allocated to directors and employees. Under the terms of the Recognition Plans, the Trustee will vote allocated shares at the direction of recipients and unallocated shares in the same proportion as it receives instructions from recipients with respect to allocated shares. The Trustee will not vote allocated shares in the Recognition Plans if it does not receive instructions from the recipient. Also does not include 81,653 shares of Common Stock held pursuant to the Savings Bank's Profit Sharing Plan, which are voted at the direction of participants. The Trustee will vote allocated shares of Common Stock held in the Profit Sharing Plan for which it has not received instructions from a participant in the same proportion as it votes pursuant to instructions it actually receives from participants. The Trustee may, under certain circumstances, be deemed to beneficially own shares of Common Stock held in the Profit Sharing Plan for which it votes and does not receive directions from participants.

(4) Includes 13,000 shares held jointly with Mr. McKain's wife, 11,000 shares held by the Savings Bank's deferred compensation plan, and 300 shares held solely by Mr. Mckain's wife.

(5) Includes 2,109 shares held by the Recognition and Retention Plan and Trust for Directors. Also includes 5,400 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

                                       8


(6) Includes 7,500 shares held jointly with Mr. Aeberli's wife, 2,055 shares held solely by Mr. Aeberli's wife, 25 shares held jointly by Mr. Aeberli's wife and daughter and 4,740 shares held by the McDonald Aeberli Funeral Home, Inc. profit sharing plan for the benefit of Mr. Aeberli and his wife.

(7) Includes 2,108 shares held by the Recognition and Retention Plan and Trust for Directors. Also includes 5,400 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(8) Includes 6,580 shares held by the Savings Bank's deferred compensation plan.

(9) Includes 17,150 shares held jointly with Mr. Hook's wife.

(10) Includes 24,150 shares held jointly with Mr. Ritchie's wife.

(11) Includes 1,200 shares held jointly with Mr. Seifarth's wife and 2,819 shares held by the Savings Bank's deferred compensation plan.

(12) Includes 24,000 shares held by the Savings Bank's Profit Sharing Plan, 10,000 shares held by a Recognition and Retention Plan and Trust, 1,337 shares held for the account of Mr. Sinewe in the ESOP, and 16,080 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(13) Includes 17,000 shares held by the Savings Bank's Profit Sharing Plan, 8,000 shares held by a Recognition and Retention Plan and Trust, 1,053 shares held for the account of Mrs. VonDerau in the ESOP, 50 shares held in an estate trust for which Mrs. VonDerau is a trustee, and 12,900 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes on behalf of directors and executive officers as a group, 46,546 shares held by the Savings Bank's Profit Sharing Plan, 41,761 shares held by the Recognition and Retention Plans and Trusts, 3,814 shares held in the ESOP, 20,399 shares held in the Company's Deferred Compensation Program and 81,300 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank for services rendered in all capacities during the three years ended June 30, 1996 to the Chief Executive Officer and the only executive officer of the Company and its subsidiaries whose total compensation during the last fiscal year exceeded $100,000.

                              SUMMARY COMPENSATION TABLE



                                             Annual Compensation                       Long Term Compensation
                                  -------------------------------------       ---------------------------------------
                                                                                      Awards               Payouts
                                                            ---------------   ------------------------     -------      All Other
      Name and           Fiscal                               Other Annual      Stock                       LTIP      Compensation
   Principal Position     Year      Salary(1)      Bonus    Compensation(2)   Grants(3)     Options(4)     Payouts         (5)
- ------------------      ------      --------       -----     --------------   ---------     ----------     -------     ------------


Robert C. Sinewe         1996      $130,836     $16,354          0                  --             --          0         $22,012
 President and Chief     1995      $127,020     $10,585          0                  --             --          0         $19,014
 Executive Officer       1994      $125,000     $30,240          0               $250,000         26,800       0         $18,918

Margaret VonDerau        1996      $103,536     $12,492          0                  --              --         0         $17,381
Senior Vice              1995      $100,620     $ 8,085          0                  --              --         0         $14,934
President and            1994      $ 97,680     $22,050          0               $200,000         21,500       0         $14,278
Secretary


(1) Includes compensation for service as a director.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Represents the grant of 25,000 and 20,000 shares of restricted Common
    Stock to Mr. Sinewe and Mrs. VonDerau, respectively, pursuant to the Company's Recognition and Retention Plans, which were deemed to have had the indicated value at the date of grant. The restricted Common Stock awarded to Mr. Sinewe and Mrs. VonDerau had a fair market value of $518,750 and $415,000 at June 30, 1996, respectively. The awards vested 20% on the date of grant and 20% each year for four years thereafter.

(4) Consists of awards granted pursuant to the Company's 1993 Stock Incentive Plan which are exercisable at the rate of 20% on the date of grant and 20% each year for four years thereafter.

(5) In fiscal 1996, represents the Savings Bank's contribution on behalf of Mr. Sinewe and Mrs. VonDerau to the Profit Sharing Plan in the amount of $9,479 and $7,485, respectively, and the allocation of shares of Common Stock pursuant to the Company's ESOP with a fair market value of $12,533 and $9,896, respectively.


STOCK OPTIONS

    The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended June 30, 1996 and options held at June 30, 1996.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
          AND YEAR END OPTION VALUES



                                                   Number of Unexercised Options        Value of Unexercised Options
                                                            at Year End                    at Year End(1)
                      Shares                       ---------------------------          -----------------------------
                   Acquired on      Value Name
        Name        Exercise         Realized      Exercisable     Unexercisable      Exercisable      Unexercisable
        ----       -----------        --------     -----------     -------------      -----------      -------------


Robert C. Sinewe         0               0            16,080          10,720           $172,860          $115,240
Margaret VonDera         0               0            12,900           8,600           $138,675           $92,450


(1) Based on a per share market price of approximately $20.75 at June 30, 1996.


DIRECTOR COMPENSATION

    Directors of the Savings Bank who are not executive officers receive a monthly fee of $1,000 ($1,300 for the Chairman of the Board) and non-officer directors who are members of the Board's Loan Committee receive a monthly fee of $100.

    DIRECTORS' STOCK OPTION PLAN. The Company has adopted the 1993 Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company.
 Pursuant to the Directors' Plan, each director of the Company who is not an employee of the Company or any subsidiary was granted a compensatory stock option to purchase 5,000 shares of Common Stock at the actual purchase price of a share of Common Stock in the Company's initial public stock offering in November 1993. In addition, a compensatory stock option to purchase 200 shares of Common Stock is granted to each non-employee director on each anniversary of the date of the Company's initial public offering with an exercise price equal to the fair market value of a share of Common Stock on such date as long as shares are available under the plan. Further, each new non-employee director of the Company or the Bank will receive a compensatory stock option to purchase 500 shares of Common Stock upon election to the Board of Directors with an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan are vested and exercisable six months from the date of grant. A total of 43,407 shares of Common Stock are reserved for issuance and are available under the Directors' Plan.

    DIRECTORS' DEFERRED COMPENSATION PLAN. The Company and the Savings Bank maintain a deferred compensation program for its directors whereby directors can elect to defer all or a portion of their directors' fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the Board of Directors.

    The deferred compensation program provides that amounts deferred thereunder may be paid in shares of Common Stock based on the then-existing value of the amount of Common Stock, including fractional shares, which could have been purchased with the percentage of a director's deferred account that the director elected to have valued as though it were invested in Common Stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses. The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of Common Stock. The trust uses such funding to acquire shares of Common Stock on the open market. The shares of Common Stock held in the trust are voted by an independent trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

COMPENSATION COMMITTEE

    The Compensation and Benefits Plan Committee of the Board of Directors determines compensation for executive officers. During the fiscal year ended June 30, 1996, the members of the Committee were Messrs. Hoegel (Chairman), Aeberli and Hook. No member of the Committee is a current or former officer or employee of the Company or any of its subsidiaries. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended June 30, 1996 is set forth below.

REPORT OF THE COMPENSATION COMMITTEE

    Annual compensation and benefits established for senior management are based on the overall performance of each executive officer, the financial achievements of WVS Financial Corp., and the Savings Bank. The Compensation and Benefits Plan Committee of the Board of Directors renders a review process which includes peer group information provided by independent surveys and similar financial services data available to the Committee. The general economic and compensation conditions within the region is also given consideration.

    During fiscal 1995 the Committee and the Board of Directors retained an independent compensation and benefits consulting firm for the purpose of executive compensation and benefits review. This review assisted in determining the senior management salaries and bonuses for fiscal 1996 and will be periodically updated.

    The Board of Directors initially established employment contracts for the four senior executives in November 1993 which are extended annually as provided in the contracts.

    Fiscal 1996 has provided record earnings with net income of $3,577,000, and asset growth of approximately 14%. Based on the overall financial strength of the Company and the Savings Bank, the consistent leadership abilities length of service and commitment to growth and profitability, the Committee increased the salary of the CEO, Robert C. Sinewe by approximately 3.5% and awarded him a one and one-half month bonus. Similar adjustments were provided to other senior executives.

                              William J. Hoegel, Chairman
                              David L. Aeberli
                              Donald E. Hook

PERFORMANCE GRAPH

    The following graph compares the yearly cumulative total return on the Common Stock over a measurement period since the Company's initial issuance of Common Stock in November 1993 with (i) the Center for Research in Security Prices ("CRSP) Total Return Index for the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") Stock Market (for United States companies) and (ii) the NASDAQ Bank Stocks Total Return Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


STOCK PERFORMANCE GRAPH DATA    11/30/93    8/30/94    8/30/95    8/30/96

    WVS FINANCIAL CORP.          100.00     155.44      170.79     235.28
    NASDAQ BANK STOCKS           100.00     109.99      124.22     161.83
    CRSP TOTAL NASDAQ (US)       100.00      93.86      125.29     160.85

EMPLOYMENT AGREEMENTS

    The Company and the Savings Bank (collectively the "Employers") have entered into employment agreements with Mr. Robert C. Sinewe and Mrs. Margaret VonDerau effective in November 1993. The Employers have agreed to employ Mr. Sinewe as President and Chief Executive Officer of the Employers for a term of three years with a current salary of $135,600, and Mrs. VonDerau as Senior Vice President and Corporate Secretary for a term of three years with a current salary of $103,200. Such salaries may be increased at the discretion of the Board of Directors from time to time, but may not be decreased during the term of the employment agreements without the prior written consent of the executives. The terms of the employment agreements shall be extended each year for successive additional one-year periods unless the Employers or the executives elect, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

    The employment agreements are terminable with or without cause by the Employers. The executives shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the executives terminate their employment because of failure of the Employers to comply with any material provision of the employment agreements or (ii) the employment agreements are terminated by the Employers other than for cause, disability, retirement or death or by the officers as a result of certain adverse actions which are taken with respect to their employment following a Change of Control of the Company, as defined, Mr. Sinewe and Mrs. VonDerau will be entitled to a cash severance amount equal to three times their base salary, and a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreements or until the executives obtain full-time employment with another employer.

    Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

    Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

    Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Saving Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

    The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of June 30, 1996, eight of the Savings Bank's directors and executive officers or members of their immediate families had aggregate loan balances in excess of $60,000, which amounted to approximately $1.6 million in the aggregate. All such loans were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

                 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of the Company has appointed S.R. Snodgrass, A.C., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

    The Company has been advised by S.R. Snodgrass, A.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass, A.C. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF S.R. SNODGRASS, A.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

                                   STOCKHOLDER PROPOSALS

    Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 1997, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Margaret VonDerau, Senior Vice President and Secretary, no later than May 30, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

    Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than (i) with respect to the first annual meeting of stockholders, the close of business on the tenth day following the date on which notice of such annual meeting is first given to stockholders and (ii) with respect to any succeeding annual meeting of stockholders, 60 days prior to the anniversary date of the mailing of the proxy materials by Company for the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal.

                               ANNUAL REPORTS

    A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

    UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1996 REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO DAVID J. BURSIC, VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER, WVS

 FINANCIAL CORP., 9001 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA 15237. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS

    Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by the Company.
The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY


                                 WVS FINANCIAL CORP.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WVS FINANCIAL CORP. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 29, 1996 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of September 13, 1996, hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 29, 1996 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS

         / / FOR all nominees listed       / / WITHHOLD AUTHORITY
             below (except as marked           to vote for all
             to the contrary below)            nominees listed
             below

Nominees for four-year term: Donald E. Hook and Robert C. Sinewe.


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)

- -------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 1997.

         / / FOR       / / AGAINST    / / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                 Dated: ------------, 1996

                                 --------------------------

                                 Signature(s)  -------------

                                 PLEASE SIGN THIS EXACTLY AS YOUR NAME(S)
                                 APPEAR(S) ON THIS PROXY.  WHEN SIGNING IN A
                                 REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.
                                 WHEN SHARES ARE HELD JOINTLY, ONLY ONE
                                 HOLDER NEED SIGN.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  WVS FINANCIAL CORP.

    The undersigned hereby instructs the Trustee of the Profit Sharing Plan ("Profit Sharing Plan") of West View Savings Bank to vote, as designated below, all the shares of Common Stock of WVS Financial Corp.(the "Company") held pursuant to the Profit Sharing Plan on behalf of the undersigned as of September 13, 1996, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 29, 1996 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

         / / FOR all nominees listed       / / WITHHOLD AUTHORITY
             below (except as marked           to vote for all
             to the contrary below)            nominees listed
                     below

Nominees for four-year term: Donald E. Hook and Robert C. Sinewe.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)

- -------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 1997.

         / / FOR       / / AGAINST    / / ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Election of the Nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                              Dated: -------------, 1996

                              --------------------------
                                      Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Election of the Nominees for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                                 WVS FINANCIAL CORP.

    The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trusts ("Recognition Plans") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plans to the undersigned as of September 13, 1996, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 29, 1996 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

         / / FOR all nominees listed       / / WITHHOLD AUTHORITY
             below (except as marked           to vote for all
             to the contrary below)            nominees listed
                                               below

Nominees for four-year term: Donald E. Hook and Robert C. Sinewe.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)


- -------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 1997.

         / / FOR       / / AGAINST    / / ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Election of the Nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                          Dated: ------------, 1996

                          -------------------------
                                  Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Election of the Nominees for Director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustee in the same proportion as it votes pursuant to instructions it actually receives from participants in the Recognition Plans.

                                    WVS letterhead





                                  September 27, 1996



TO: Participants in the Profit Sharing Plan of West View Savings Bank

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the West View Savings Bank Profit Sharing Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustee of the Plan, Mr. Robert W. Beilstein, Attorney at Law, c/o Goehring, Rutter & Boehm, 14th Floor, Frick Building, Pittsburgh, Pennsylvania, 15219, who will tabulate the votes. The Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted by the Trustee in the same proportion as it votes pursuant to instructions it actually receives from participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                  Sincerely,



                                  Robert C. Sinewe
                                  President

                                    WVS letterhead



                                  September 27, 1996


TO: Persons Granted Restricted Stock Under the Recognition and Retention Plans of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Recognition and Retention Plans and Trusts ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plans. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plans. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                  Sincerely,



                                  Robert C. Sinewe
                                  President

                                 WVS FINANCIAL CORP.

    The undersigned hereby instructs the Trustee of the Employee Stock
Ownership Plan and Trust ("ESOP") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plans to the undersigned as of September 13, 1996, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 29, 1996 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

         / / FOR all nominees listed       / / WITHHOLD AUTHORITY
             below (except as marked           to vote for all
             to the contrary below)            nominees listed
                                               below

Nominees for four-year term: Donald E. Hook and Robert C. Sinewe.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)


- -------------------------------------------------------------------------------


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 1997.

         / / FOR       / / AGAINST    / / ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Election of the Nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                          Dated: ------------, 1996

                          -------------------------
                                  Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Election of the Nominees for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                                    WVS letterhead



                                  September 27, 1996



TO: Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustee of the Plan, Mr. Robert W. Beilstein, Attorney at Law, c/o Goehring, Rutter & Boehm, 14th Floor, Frick Building, Pittsburgh, Pennsylvania, 15219, who will tabulate the votes. The Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.
Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                  Sincerely,



                                  Robert C. Sinewe
                                  President